UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 12, 2013

China Marine Food Group Limited
(Exact name of registrant as specified in its charter)

Nevada	333-40790	87-0640467
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Da Bao Industrial Zone, Shishi City, Fujian, China	362700
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  86-595-8898-7588

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On November 12, 2013, China Marine Food Group Limited issued a press release providing an update on its previously announced voluntary delisting from the NYSE MKT and related matters.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 8.01.	Other Events.

The information set forth under Item 3.01 above is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release of China Marine Food Group Limited dated November 12, 2013

*         *         *

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Marine Food Group Limited

November 12, 2013	By:	/s/ Pengfei Liu
Pengfei Liu
Chief Executive Officer

3

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of China Marine Food Group Limited dated November 12, 2013

4